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
[LOGO] LINCOLN                  Applicants signing in New York must use this form.                ------------------------------
ChoicePlus Assurance/SM/           Lincoln ChoicePlus Assurance/SM/ (L Share)                     Lincoln Life & Annuity
    VARIABLE ANNUITY                  Variable Annuity Application                                Company of New York
                                                                                                  Home office Syracuse, New York
                                                                                                  ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner Maximum age of Contract Owner is 89.

                                                                    Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name or trust name*
                                                                    Date of birth [_][_] [_][_] [_][_]  [_] Male [_] Female
     ____________________________________________________________                 Month   Day   Year
     Street address
     (If PO Box, physical street address required)
                                                                    Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
     ____________________________________________________________
     City                           State                 ZIP
                                                                    Date of trust* [_][_] [_][_]  [_][_]   Is trust revocable?*
     ____________________________________________________________                  Month   Day    Year    [_] Yes [_] No
     Trustee name*
                                                                    *This information is required for trusts.

1b   Joint Contract Owner Maximum age of Joint Contract Owner is 89.

                                                                    Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name
                                                                    Date of birth [_][_] [_][_] [_][_]  [_] Male   [_] Female
                                                                                  Month   Day   Year
                                                                                                        [_] Spouse [_] Non-spouse

2a   Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
               Maximum age of Annuitant is 89.

                                                                    Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name                                                Date of birth [_][_] [_][_] [_][_]   [_] Male [_] Female
                                                                                  Month   Day   Year
     ____________________________________________________________
     Street address
                                                                    Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
     ____________________________________________________________
         City                       State                 ZIP

2b   Contingent Annuitant Maximum age of Contingent Annuitant is 89.

                                                                    Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name

3    Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet.
                                        If listing children, use full legal names.)

     ____________________________________________________________   ______________________________  _____________  _______%
     Full legal name or trust name* [_] Primary  [_] Contingent     Relationship to Contract Owner  SSN/TIN

     ____________________________________________________________   ______________________________  _____________  _______%
     Full legal name or trust name* [_] Primary  [_] Contingent     Relationship to Contract Owner  SSN/TIN

     ____________________________________________________________   ______________________________  _____________  _______%
     Full legal name or trust name* [_] Primary  [_] Contingent     Relationship to Contract Owner  SSN/TIN

     ____________________________________________________________   Date of trust* [_][_] [_][_] [_][_] Is trust revocable?*
     Trustee name*                                                                 Month   Day   Year  [_] Yes [_] No

                                                                    *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP-NY).

4    Type of Lincoln ChoicePlus Assurance/SM/ Variable Annuity Contract

     Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange
     Tax-Qualified (must complete plan type):    [_] Transfer (to same market) OR [_] Rollover (to different market)
     Plan Type (check one):[_] Roth IRA          [_] Traditional IRA
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5a   Allocation  (This section must be completed.)                  5b Dollar Cost Averaging  (Complete only if electing DCA.)

     Initial minimums: $10,000                                      $2,000 minimum required.
     Future contributions will follow the allocation                -------------------------------------------------------------
     below. If DCA option is selected, the entire                   Total amount to DCA:        OR      $ ________________
     amount of each future contribution will follow the             MONTHLY amount to DCA:              $ ________________
     allocation in Section 5b.                                      -------------------------------------------------------------

     If no allocations are specified in Section 5a or               OVER THE FOLLOWING PERIOD:
     5b, the entire amount will be allocated to the                                                       ________________
     Lincoln VIP Money Market Fund pending instructions                                                     MONTHS (6-60)
     from the contract owner.                                       -------------------------------------------------------------
                                                                    FROM THE FOLLOWING HOLDING ACCOUNT (check one):
     -------------------------------------------------------------  [_] DCA Fixed Account               *The DCA holding account
     Please allocate my contribution of:                            [_] Delaware VIP High Yield Series*  and the DCA fund elected
     $ _____________________     OR     $ _____________________     [_] Lincoln VIP Money Market Fund*   cannot be the same.
       Initial contribution               Approximate amount        [_] Lincoln VIP Bond Fund*
                                          from previous carrier
     -------------------------------------------------------------  -------------------------------------------------------------
     INTO THE FUND(S) BELOW               Use whole percentages     INTO THE FUND(S) BELOW              Use whole percentages
     -------------------------------------------------------------  -------------------------------------------------------------
     __________ %  Delaware VIP High Yield Series                   __________ %  Delaware VIP High Yield Series*
     __________ %  Delaware VIP Large Cap Value Series              __________ %  Delaware VIP Large Cap Value Series
     __________ %  Delaware VIP REIT Series                         __________ %  Delaware VIP REIT Series
     __________ %  Delaware VIP Small Cap Value Series              __________ %  Delaware VIP Small Cap Value Series
     __________ %  Delaware VIP Trend Series                        __________ %  Delaware VIP Trend Series
     __________ %  Delaware VIP U.S. Growth Series                  __________ %  Delaware VIP U.S. Growth Series
     __________ %  AIM V.I. Growth Fund                             __________ %  AIM V.I. Growth Fund
     __________ %  AIM V.I. International Growth Fund               __________ %  AIM V.I. International Growth Fund
     __________ %  AIM V.I. Premier Equity Fund                     __________ %  AIM V.I. Premier Equity Fund
     __________ %  AllianceBernstein Growth and Income Portfolio    __________ %  AllianceBernstein Growth and Income Portfolio
     __________ %  AllianceBernstein Premier Growth Portfolio       __________ %  AllianceBernstein Premier Growth Portfolio
     __________ %  AllianceBernstein Small Cap Value Portfolio      __________ %  AllianceBernstein Small Cap Value Portfolio
     __________ %  AllianceBernstein Technology Portfolio           __________ %  AllianceBernstein Technology Portfolio
     __________ %  American Funds Global Small Capitalization Fund  __________ %  American Funds Global Small Capitalization Fund
     __________ %  American Funds Growth Fund                       __________ %  American Funds Growth Fund
     __________ %  American Funds Growth-Income Fund                __________ %  American Funds Growth-Income Fund
     __________ %  American Funds International Fund                __________ %  American Funds International Fund
     __________ %  Fidelity VIP Contrafund Portfolio                __________ %  Fidelity VIP Contrafund Portfolio
     __________ %  Fidelity VIP Equity-Income Portfolio             __________ %  Fidelity VIP Equity-Income Portfolio
     __________ %  Fidelity VIP Growth Portfolio                    __________ %  Fidelity VIP Growth Portfolio
     __________ %  Fidelity VIP Overseas Portfolio                  __________ %  Fidelity VIP Overseas Portfolio
     __________ %  FTVIP Franklin Small Cap Fund                    __________ %  FTVIP Franklin Small Cap Fund
     __________ %  FTVIP Templeton Growth Securities Fund           __________ %  FTVIP Templeton Growth Securities Fund
     __________ %  Janus Aspen Balanced Portfolio                   __________ %  Janus Aspen Balanced Portfolio
     __________ %  Janus Aspen Mid-Cap Growth Portfolio             __________ %  Janus Aspen Mid-Cap Growth Portfolio
     __________ %  Janus Aspen Worldwide Growth Portfolio           __________ %  Janus Aspen Worldwide Growth Portfolio
     __________ %  Lincoln VIP Aggressive Growth Fund               __________ %  Lincoln VIP Aggressive Growth Fund
     __________ %  Lincoln VIP Bond Fund                            __________ %  Lincoln VIP Bond Fund*
     __________ %  Lincoln VIP Capital Appreciation Fund            __________ %  Lincoln VIP Capital Appreciation Fund
     __________ %  Lincoln VIP Global Asset Allocation Fund         __________ %  Lincoln VIP Global Asset Allocation Fund
     __________ %  Lincoln VIP International Fund                   __________ %  Lincoln VIP International Fund
     __________ %  Lincoln VIP Money Market Fund                    __________ %  Lincoln VIP Money Market Fund*
     __________ %  Lincoln VIP Social Awareness Fund                __________ %  Lincoln VIP Social Awareness Fund
     __________ %  MFS Capital Opportunities Series                 __________ %  MFS Capital Opportunities Series
     __________ %  MFS Emerging Growth Series                       __________ %  MFS Emerging Growth Series
     __________ %  MFS Total Return Series                          __________ %  MFS Total Return Series
     __________ %  MFS Utilities Series                             __________ %  MFS Utilities Series
     __________ %  Neuberger Berman AMT Mid-Cap Growth Portfolio    __________ %  Neuberger Berman AMT Mid-Cap Growth Portfolio
     __________ %  Neuberger Berman AMT Regency Portfolio           __________ %  Neuberger Berman AMT Regency Portfolio
     __________ %  Putnam VT Growth & Income Fund                   __________ %  Putnam VT Growth & Income Fund
     __________ %  Putnam VT Health Sciences Fund                   __________ %  Putnam VT Health Sciences Fund
     __________ %  Scudder VIT EAFE(R)Equity Index                  __________ %  Scudder VIT EAFE(R)Equity Index
     __________ %  Scudder VIT Equity 500 Index                     __________ %  Scudder VIT Equity 500 Index
     __________ %  Scudder VIT Small Cap Index                      __________ %  Scudder VIT Small Cap Index
                %  Total (must = 100%)                                         %  Total (must = 100%)
     ==========                                                     ==========
                                                                    -------------------------------------------------------------
                                                                    Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
     -------------------------------------------------------------  -------------------------------------------------------------
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5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051CP2-NY) or the Portfolio Rebalancing form (28887CP2-NY).

6    Benefit Options

     Death benefits
     Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

     [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [_] I/We hereby elect the Guarantee of Principal Death Benefit.

     Living benefit
     [_] I/We hereby elect the Principal Security Benefit/1/ option.
     /1/ If the contract is tax-qualified, maximum age is 80. For IRA contracts, the annual amount available for withdrawal under the Principal Security Benefit may not be sufficient to satisfy the minimum distributions required by law beginning at age 70 1/2. Therefore, the owner may be required to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals in excess of the Annual Withdrawal Limit may quickly and substantially decrease the amount guaranteed by the Principal Security Benefit, especially in a declining market. If this contract is intended for use as an IRA contract, you should consider whether the Principal Security Benefit is appropriate for your circumstances. You should consult your tax advisor.

7    Automatic Withdrawal

     Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

     -----------------------------------------------------------        ------------------------------------------------------------
     [_] Please provide me with automatic withdrawals based on
         ______ % (may be between 1-10%) of the greater of total        [_] Please provide me with automatic withdrawals of
         contract value or premium payments, payable as follows:            $ __________________
     [_] Monthly [_] Quarterly [_] Semiannually [_] Annually       OR   [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

     Begin withdrawals in [_][_] [_][_]                                 Begin withdrawals in [_][_] [_][_]
                           Month  Year                                                        Month  Year
     -----------------------------------------------------------        ------------------------------------------------------------

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.
     ELECT ONE: [_] Do withhold taxes Amount to be withheld ________% (must be at least 10%)
                [_] Do not withhold taxes

     PAYOUT
     METHOD: Direct deposit  [_] Checking (Attach a "voided" check) OR  [_] Savings (Attach a deposit slip)

             I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

             __________________________________________________________________________________________________________________
             Bank Name                                                                        Bank telephone number

8    Automatic Bank Draft

     ________________________________________________________________   _______________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     __________________________________________________________________________________________________________________________
     Bank name                                                                                Bank telephone number

     $__________________________
     Monthly amount                Automatic bank draft start date: [_][_]   [_][_]   [_][_]
                                                                     Month  Day(1-28)  Year

     [_] Checking (Attach a "voided" check) OR [_] Savings (Attach a deposit slip)

     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.
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
9    Replacement

     Does the applicant have any existing life policies or annuity contracts?
     [_]  Yes   [_]  No
     Will the proposed contract replace any existing annuity or life insurance?
     [_]  Yes   [_]  No

     (Attach a state replacement form.)

     __________________________________________________________________________________________________________________________
     Company name

     __________________________________________________________________________________________________________________________
     Plan name                                                                              Year issued

10   Signatures

     From time to time, interest credited to amounts allocated to the six-, 12-, or 24-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Assurance/(SM)/ (L Share) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     _______________________________________________________________________________________
     Signed at (city)                   State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month   Day     Year

     _________________________________  ____________________________________________________
     Signature of Contract Owner        Joint Contract Owner (if applicable)

     _______________________________________________________________________________________
     Signed at (city)                   State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month   Day     Year
     _______________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


===============================================================================================================================
                                              FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
===============================================================================================================================
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
===============================================================================================================================
            THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
===============================================================================================================================

11   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
     Annuitant(s): (Attach a state replacement form.)

                                                                                                     $
     __________________________________________________________________________________________________________________________
     Company name                                                                  Year issued       Amount

12   Additional Remarks

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

13   Dealer Information Note: Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.

     [_] 1    [_] 2    [_] 3

     ___________________________________________________________________________  [_][_][_]  [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)     Registered representative's telephone number

     ___________________________________________________________________________  [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                              Registered representative's SSN

     __________________________________________________________________________________________________________________________
     Dealer's name

     __________________________________________________________________________________________________________________________
     Branch address                                    City                                 State                   ZIP

     __________________________________________________________________________________________________________________________
     Branch number                                     Registered representative number

     [_] CHECK IF BROKER CHANGE OF ADDRESS

14   Registered Representative's Signature

     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     __________________________________________________________________________________________________________________________
     Signature

                                   Send completed application -- with a check made payable to Lincoln Life & Annuity Company of
                                   New York -- to your investment dealer's home office or to:

                                                                               Express Mail:
[LOGO] LINCOLN                     Lincoln Life & Annuity Company of New York  Lincoln Life & Annuity Company of New York
       ChoicePlus Assurance(SM)    Servicing Office - P.O. Box 7866            Attention: ChoicePlus Operations
               VARIABLE ANNIUITY   Fort Wayne, IN 46801-7866                   1300 South Clinton Street
                                                                               Fort Wayne, IN 46802

                                   If you have any questions regarding this application, please call Lincoln Life & Annuity
                                   Company of New York at 800 826-6848.
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
[LOGO] LINCOLN
       ChoicePlusAssurance/SM/
              VARIABLE ANNUITY                                                         Request for 1035 Exchange (Nonqualified)
-------------------------------------------------------------------------------------------------------------------------------

Instructions: A.  Please type or print.
              B.  Owner's and any joint owner's signatures are required on this form.
              C.  The following items must be mailed to Lincoln Life & Annuity Company of New York to process a 1035 exchange:
                    1.  This form, "Request for 1035 Exchange (Nonqualified)"
                    2.  Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                    3.  State replacement form (if required by the state)
                    4.  Lincoln ChoicePlus Assurance/SM/ (L Share) Application if funds are for an initial purchase payment

1    SURRENDERING COMPANY INFORMATION

     __________________________________________________________________________________________________________________________
     Surrendering insurance company                                              Telephone number

     __________________________________________________________________________________________________________________________
     Address                                       City                         State                            ZIP

2    POLICY CONTRACT INFORMATION

     __________________________  Transfer the proceeds: [_] Immediately
     Policy/contract number                             [_] When indicated (date must be within 30 days):______________________
     The policy/contract is:

     [_] Enclosed
     [_]  Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

     ________________________________________________  __________________________________   ___________________________________
     Owner's name                                      Tax ID number                        Social Security number

     ________________________________________________  ________________________________________________________________________
     Joint owner's name                                Social Security number

     ________________________________________________  ________________________________________________________________________
     Annuitant name(s)                                 Social Security number

3    SIGNATURES

     I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue
     Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

     I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

     I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the
     Accepting Insurance Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

     Signed at ________________________________________________ this______________ day of ______________________  year_________

     _______________________________________________________   ________________________________________________________________
     Owner's signature                                         Joint owner's signature

     _______________________________________________________   ________________________________________________________________
     Insured signature (life only)                             Irrevocable beneficiary signature

4    ACCEPTANCE OF ASSIGNMENT

     This section is to be completed by the insurance company. The Accepting Insurance Company as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

     ____________________________________________     __________________________________________     __________________________
     Authorized signature                             Title                                          Date

     ____________________________________  Mail to: Lincoln Life & Annuity Company of New York, Servicing Office - PO Box 7866,
     New policy/contract number                          Fort Wayne IN 46801-7866
                                                         Phone 800-826-6848

-------------------------------------------------------------------------------------------------------------------------------
                    Send completed application and this form to your investment dealer's home office or to:

                                                                        Express Mail:
                    Lincoln Life & Annuity Company of New York          Lincoln Life & Annuity Company of New York
                    Servicing Office - PO Box 7866                      Attention: ChoicePlus Operations
                    Fort Wayne IN 46801-7866                            1300 South Clinton Street
                                                                        Fort Wayne IN 46802
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
[LOGO] LINCOLN
       ChoicePlus Assurance/SM/                                                             Request for Qualified Retirement
               VARIABLE ANNUITY                                                             Account Transfer/Direct Rollover
-------------------------------------------------------------------------------------------------------------------------------
Instructions: A.  Please type or print.
              B.  Owner's/Trustee's signature is required on this form.
              C.  The following items must be mailed to Lincoln Life & Annuity Company of New York to process a transfer of funds:
                    1.  This form, "Request for Qualified Retirement Account Transfer/Direct Rollover"
                    2.  Old policy/contract, if applicable (if lost, please indicate in Section 2 below)
                    3.  State replacement form (if required by the state)
                    4.  Lincoln ChoicePlus Assurance/SM/(L Share) Application if funds are for an initial purchase payment

1    CURRENT PLAN INFORMATION

     _____________________________________________________________________  Telephone number [_][_][_] [_][_][_]-[_][_][_][_]
     Current financial institution

     __________________________________________________________________________________________________________________________
     Address                                                 City                    State                          ZIP

     ______________________________________________          __________________________________________________________________
     Policy/account owner name                               Owner's Social Security number or Tax ID number

     ______________________________________________          __________________________________________________________________
     Name of participant/annuitant (if different)            Policy/account number

     Transfer/rollover FROM type of plan: [_] 401(k)      [_] 401(a) Type_____________  [_] SEP-IRA  [_] Traditional IRA
                                          [_] Conversion  [_] Roth Contributory IRA:    [_]403(b)    [_] Other (specify)_______

     Transfer/rollover TO type of plan: [_] Traditional IRA  [_] Roth IRA

2    QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

     Transfer the proceeds: [_] Immediately   [_] When indicated (date must be within 30 days): [_][_] [_][_] [_][_]
                                                                                                 Month   Day   Year
     Check one for each of the following three sections:

     1. The amount requested and directed for payment represents a: [_] Full transfer or [_] Partial transfer of $_____________

     2. [_] Apply proceeds to a new contract     [_] Apply proceeds to existing contract number _______________________________

     Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your ow required minimum distribution to you now or (2) retain that amount for distribution to you later.

     IF APPLICABLE:

     3. [_] I have enclosed the annuity contract.  [_] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best f my knowledge, it is not in the possession or control of any other person.

3    SIGNATURES

     I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life & Annuity Company of New York.

     Please do not withhold any amount for taxes from the proceeds.

     It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

     I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life & Annuity Company of New York. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."

     ________________________________________________ [_][_] [_][_] [_][_]
     Owner/Trustee signature and title                 Month  Day    Year

     ________________________________________________ [_][_] [_][_] [_][_]
     Irrevocable beneficiary signature                 Month  Day    Year
     (if applicable)

     ________________________________________________ [_][_] [_][_] [_][_]
     Co-Owner/Trustee signature and title              Month   Day   Year
     (if applicable)

4    ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

     Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to Lincoln Life & Annuity Company of New York, attach a copy of this form to the check and send to the address below.

     __________________________________________   ______________________________________________________   ____________________
     Authorized signature                         Title                                                    Date

     ______________________________________   Mail to: Lincoln Life & Annuity Company of New York, Servicing Office - PO Box 7866,
     New policy/contract number                        Fort Wayne IN 46801-7866
                                                       Phone 800-826-6848

-------------------------------------------------------------------------------------------------------------------------------
Send completed application and this form to your investment dealer's home office or to:

                                                                                  Express Mail:
                                Lincoln Life & Annuity Company of New York        Lincoln Life & Annuity Company of New York
                                Servicing Office - P.O. Box 7866                  Attention: ChoicePlus Operations
                                Fort Wayne, IN 46801-7866                         1300 South Clinton Street
                                                                                  Fort Wayne, IN 46802
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